UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2005

Penton Media, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14337	36-2875386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

The Penton Media Building, 1300 East Ninth Street, Cleveland, Ohio		44114-1503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-696-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Senior Secured Notes Indenture

On August 25, 2005, Penton Media, Inc. ("Penton"), its domestic subsidiaries and U.S. Bank National Association, as trustee ("U.S. Bank"), entered into a supplemental indenture (the "Senior Secured Notes Supplemental Indenture") to Penton’s Indenture, dated as of March 28, 2002, by and among Penton, the subsidiary guarantors named therein and U.S. Bank, as trustee, governing Penton’s 11 7/8% Senior Secured Notes due 2007 (the "Senior Secured Notes Indenture"). The purpose of the Senior Secured Notes Supplemental Indenture was to add DVGM & Associates, a California corporation recently acquired by Penton ("DVGM"), as a subsidiary guarantor under the Senior Secured Notes Indenture.

Other than as trustee under the Senior Secured Notes Indenture, there is no other material relationship between Penton and U.S. Bank.

The Senior Secured Notes Supplemental Indenture is filed herewith as Exhibit 10.1. The foregoing description of the Senior Secured Notes Supplemental Indenture is qualified in its entirety by the full text of such document, which is incorporated by reference herein.

Senior Subordinated Notes Indenture

Also on August 25, 2005, Penton, its domestic subsidiaries, The Bank of New York, as resigning trustee ("BNY"), and The Bank of New York Trust Company, N.A., as successor trustee ("BNY Trust"), entered into a supplemental indenture (the "Senior Subordinated Notes Supplemental Indenture") to Penton’s Indenture, dated as of June 28, 2001, by and among Penton, the subsidiary guarantors named therein and BNY, as trustee, governing Penton’s 10.375% Senior Subordinated Notes due 2011 (the "Senior Subordinated Notes Indenture"). The purpose of the Senior Subordinated Notes Supplemental Indenture was to add DVGM as a subsidiary guarantor under the Senior Subordinated Notes Indenture and replace BNY as trustee with BNY Trust.

Other than as trustee under the Senior Subordinated Notes Indenture, there is no other material relationship between Penton and BNY or BNY Trust.

The Senior Subordinated Notes Supplemental Indenture is filed herewith as Exhibit 10.2. The foregoing description of the Senior Subordinated Notes Supplemental Indenture is qualified in its entirety by the full text of such document, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 First Senior Secured Notes Supplemental Indenture

10.2 First Senior Subordinated Notes Supplemental Indenture

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penton Media, Inc.

August 31, 2005	By:	Preston L. Vice

Name: Preston L. Vice
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	First Senior Secured Notes Supplemental Indenture
10.2	First Senior Subordinated Notes Supplemental Indenture